UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22780

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2014

Item 1. Reports to Stockholders.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended May 31, 2014. The net asset value (NAV) at that date was $21.78 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $20.04.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended May 31, 2014
Cohen & Steers MLP Income and Energy Opportunity Fund at NAV[a]	15.96%
Cohen & Steers MLP Income and Energy Opportunity Fund at Market Value[a]	19.34%
Blended Benchmark—90% Alerian MLP Index—10% BofA Merrill Lynch Fixed-Rate Preferred Securities Index[b]	11.42%
Alerian MLP Index[b]	11.62%
S&P 500 Index[b]	7.62%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The BofA Merrill Lynch Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. market. The Standard & Poor's 500 Composite Stock Index (S&P 500 Index) is an unmanaged index of 500 large capitalization, publicly traded stocks representing a variety of industries that is frequently used as a general measure of stock market performance.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

The Fund makes regular quarterly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Due to the Fund's underlying investments, a substantial amount of the Fund's distributions is expected to be classified as return of capital. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Investment Review

The period was mostly positive for financial markets amid declining Treasury yields, which fell from 3% in December to 2.5% by the end of May. While economic recovery was modest and uneven, investors were encouraged by a general upturn in leading indicators. In this environment, midstream energy companies, which have both growth and income characteristics, outperformed the broader equity market. As the "toll roads" of the energy sector, midstream energy companies are defined by generally fee-based cash flows, long-lived assets and stable business models.

Regarding subsector performance, the crude/refined products group (+27.8% total returnc) performed well. After a relatively challenging 2013, Tesoro Logistics had sizable gains as it reported particularly strong first quarter earnings results. Magellan Midstream also performed well, with shares rising after management reported robust results across all business segments and raised full year guidance for 2014.

Marine shipping (+11.2%) also advanced, led by Teekay, which benefited from continued progress towards becoming an "asset-light" general partner and the anticipation of future dividend increases. We believe Teekay is well-positioned to benefit from the globalization of energy markets. In particular, Teekay's liquefied natural gas (LNG) carriers and floating production storage and offloading (FPSO) businesses have the potential to continue to gain from increased LNG exports and offshore drilling activity.

Propane (+10.8%) rose as these businesses benefited from higher volumes and better margins driven primarily by the record cold winter in the United States. Gathering and processing (+10.2%) companies also had strong absolute returns amid generally elevated commodity prices, with some companies benefiting substantially from increased exports of liquid petroleum gasses (LPGs).

Diversified midstream energy companies (+10.3%) trailed the Alerian MLP Index. Kinder Morgan continued to experience headwinds related to the market's perception that the company may be "too big to grow," coupled with lingering issues related to some accounting policies that investors continue to view as aggressive. Larger companies in this group, such as Oneok and Energy Transfer Partners, typically have lower growth profiles relative to smaller peers, which has continued to be a drag on unit price performance. However, out-of-index Energy Transfer Equity was the exception, as the articulation of its LNG export strategy along with its recent acquisition of Susser Holdings was a major tailwind for

c  Sector returns in U.S. dollars as measured by the Alerian MLP Index.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

performance. Exploration and production (+7.2%) companies also lagged the broader midstream energy universe, as cold weather hampered exploration activity and investors continue to be cautious on the space given questions about accounting policies.

It was a difficult period for natural gas pipeline (–11.4%) companies. Boardwalk Partners had sharp declines and was eventually removed from the Alerian indexes after management cut its distribution 80% amid substantial fundamental challenges. The value of some natural gas pipelines has declined recently as high-growth shale basins have driven changes in energy flows, putting legacy pipeline contracts at risk.

Fund Performance

The Fund saw a gain in its NAV and outperformed the broader MLP market as well as its blended benchmark. Stock selection in the diversified group was a significant tailwind for returns; an allocation in out-of-index Williams Companies, Inc. outperformed amid positive sentiment surrounding their Analyst Day presentations, which included the introduction of 2016 guidance that was above expectations. Other contributors to performance included stock selection in the natural gas pipelines sector. Stock selection and an underweight in the crude/refined products sector detracted from relative returns.

The Fund advanced based on market price and outperformed its blended benchmark, in a period when its discount tightened from approximately 11% to 8% as of May 31, 2014.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), contributed to the Fund's NAV performance for the period.

Investment Outlook

We believe the general environment for midstream energy companies should remain supportive. In our view, the ramp-up in crude oil, natural gas and natural gas liquids production in North America will continue to increase the need for a redesigned energy grid—driving the development of new and repurposed pipelines, processing plants and storage facilities. The rise in energy supply has been driven by advanced drilling techniques such as horizontal-drilling and hydraulic-fracturing, which have opened shale reservoirs once deemed uneconomical to tap. Additionally, we remain cognizant of changing flow patterns as legacy pipeline contracts expire—with some pipelines at risk of being rendered obsolete in their current form. We believe the asset class offers a unique combination of attractive income and visible medium-term growth, and expect these characteristics to support outperformance during the current period of elevated economic and market uncertainty.

Rising North American energy production will be a critical factor shaping MLP performance going forward. Whereas the past several years have been focused on investments to respond to the massive infrastructure needs to accommodate the "supply push" created by shale production, future "demand pulls" will add a meaningful next leg to the investment case. With the U.S. now cost competitive on natural

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

gas and natural gas liquids (e.g. ethane, propane, butane), we expect to continue to see increasing exports of those commodities given demand from higher cost regions of the world. Furthermore, U.S. industrial demand is expected to rise, particularly in the chemicals industry, as shale-sourced ethane, propane and natural gas are now the low-cost feedstock for energy intensive industrial processes. And while we view it as unlikely that U.S. restrictions on crude oil exports will be overturned, we do expect the political atmosphere in Washington to become more accommodative over time.

Overall, we believe these trends should lead to greater demand for midstream energy infrastructure. Importantly, dispersion of returns within the midstream energy and MLP space remains at all-time highs, underscoring the importance of active management in this rapidly evolving asset class.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS
Co-chairman	Co-chairman

ROBERT S. BECKER	BEN MORTON
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories focused on listed real estate, commodities, global listed infrastructure & MLPs, as well as preferred securities and large cap value equities.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of May 31, 2014, leverage represented 28% of the Fund's managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital for periods of four, five and six years (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in portions of the Fund's leveraging costs for the various terms partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	28%
% Fixed Rate	70%
% Variable Rate	30%
Weighted Average Rate on Financing	1.6%
Weighted Average Term on Financing	3.1 years

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of May 31, 2014. Information is subject to change.

b  See Note 6 in Notes to Consolidated Financial Statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

May 31, 2014

Top Ten Holdingsa
(Unaudited)

	Value	% of Managed Assets
Enterprise Products Partners LP	$57,814,910	7.1
Kinder Morgan Management, LLC	46,091,331	5.7
Buckeye Partners, LP	41,703,059	5.1
Enbridge Energy Management, LLC	40,403,227	5.0
Williams Partners LP	32,842,693	4.1
MarkWest Energy Partners, LP	30,277,133	3.7
Energy Transfer Partners, LP	27,358,003	3.4
Veresen Inc. (Canada)	27,269,965	3.4
Teekay Offshore Partners LP (Marshall Islands)	27,235,115	3.4
Energy Transfer Equity, LP	25,586,099	3.2

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Consolidated Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2014 (Unaudited)

		Number of Shares	Value
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES	123.7%
COAL	0.7%
Natural Resource Partners LPa,b		280,000	$3,967,600
COMPRESSION	2.0%
Exterran Partners, LPb		158,460	4,432,126
USA Compression Partners, LPa,b		278,640	6,966,000
			11,398,126
CRUDE/REFINED PRODUCTS	24.7%
Buckeye Partners, LPa,b		531,520	41,703,059
Calumet Specialty Products Partners, LPb		96,470	3,064,852
Enbridge Energy Management, LLC[b,c]		1,354,449	40,403,227
Enbridge Inc. (Canada)[b]		157,100	7,465,981
Gibson Energy Inc (Canada)		74,547	2,154,665
Inter Pipeline Ltd. (Canada)		105,000	3,076,501
Magellan Midstream Partners, LPb		129,842	10,631,463
NuStar Energy LPa,b		235,008	13,635,164
NuStar GP Holdings, LLC[b]		160,708	5,624,780
Plains GP Holdings, LPb		381,553	10,530,863
Rose Rock Midstream, LPb		62,900	2,731,747
SemGroup Corporation[b]		53,697	3,648,174
			144,670,476
DIVERSIFIED MIDSTREAM	44.8%
Altagas LTD (Canada)		263,640	11,717,063
CorEnergy Infrastructure Trust, Inc.[b]		319,090	2,294,257
Energy Transfer Equity, LPb		502,082	25,586,099
Energy Transfer Partners, LPb		485,760	27,358,003
Enterprise Products Partners LPa,b		772,720	57,814,910
Kinder Morgan Inc.[b]		174,270	5,818,875
Kinder Morgan Management, LLC[b,c]		639,536	46,091,331
Martin Midstream Partners, L.P.		85,000	3,454,400
NGL Energy Partners LPb		272,632	10,905,280
Spectra Energy Corp[b]		408,250	16,566,785
Summit Midstream Partners LP		101,173	4,553,797
Williams Companies, Inc.[b]		367,500	17,257,800
Williams Partners LPa,b		618,390	32,842,693
			262,261,293

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2014 (Unaudited)

		Number of Shares	Value
DIVERSIFIED UTILITIES	0.5%
Dominion Resources, Inc.		45,800	$3,158,368
GATHERING & PROCESSING	17.9%
Access Midstream Partners LPb		113,845	7,171,097
Crestwood Equity Partners LPb		117,300	1,648,065
Crestwood Midstream Partners LPb		301,689	6,576,820
DCP Midstream Partners, LPa		209,960	11,276,952
Enlink Midstream Partners, LPb		337,100	10,271,437
EQT Midstream Partners, LPb		52,650	4,324,671
MarkWest Energy Partners, LPa,b		488,735	30,277,133
Midcoast Energy Partners LP		175,000	3,851,750
Regency Energy Partners LPa,b		289,620	8,051,436
Southcross Energy Partners, LPb		366,739	6,553,626
Tallgrass Energy Partners, LP		91,800	3,387,420
Targa Resources Partners LPb		162,140	11,019,034
			104,409,441
MARINE SHIPPING/OFFSHORE	11.4%
Dynagas LNG Partners LP		149,200	3,585,276
GasLog Partners LP (Monaco)[d]		18,302	485,369
Golar LNG Partners LP (Marshall Islands)[b]		552,301	18,198,318
KNOT Offshore Partners LP (Marshall Islands)[b]		170,380	4,675,227
Seadrill Partners LLC		265,152	8,707,592
Teekay Offshore Partners LP (Marshall Islands)[b]		763,530	27,235,115
Teekay Shipping Corp (Marshall Islands)		60,000	3,471,000
			66,357,897
NATURAL GAS PIPELINES	13.0%
APA Group (Australia)[b]		1,625,950	10,577,179
El Paso Pipeline Partners, LPa,b		743,071	25,442,751
Spectra Energy Partners, LPa,b		139,957	7,340,745
TransCanada Corporation (Canada)[b]		113,070	5,264,017
Veresen Inc. (Canada)[b]		1,738,320	27,269,965
			75,894,657
PROPANE	2.6%
Suburban Propane Partners, LPa,b		323,730	15,027,547

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2014 (Unaudited)

		Number of Shares	Value
RENEWABLE ENERGY	0.6%
Pattern Energy Group Inc.		64,620	$1,961,217
TransAlta Renewables Inc.		168,500	1,763,788
			3,725,005
OTHER	5.5%
Cheniere Energy Partners, LPa,b		638,125	21,823,875
Sprague Resources LP		375,000	9,273,750
Westshore Terminals Investment Corp (Canada)		39,965	1,231,422
			32,329,047
TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES (Identified cost—$612,575,190)			723,199,457
PREFERRED SECURITIES	14.0%
BANKS	5.5%
Banco Bilbao Vizcaya Argentaria, SA, 9.00%, due 5/29/49 (Spain)[b]		2,400,000	2,662,800
Banco Bilbao Vizcaya Argentaria, SA, 7.00%, due 2/19/19 (Spain)		1,200,000	1,713,082
Barclays PLC, 8.25%, due 12/29/49 (United Kingdom)		1,000,000	1,081,860
Barclays PLC, 8.125%, due 6/15/14 (United Kingdom)		135,000	3,478,950
Barclays PLC, 8.00%, due 12/15/20 (United Kingdom)		950,000	1,408,138
Commerzbank AG, 8.125%, due 9/19/23, 144A (Germany)[e]		1,600,000	1,920,627
Credit Agricole SA, 7.875%, due 1/23/24, 144A (France)[e]		1,550,000	1,673,303
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144Ab,e		5,000,000	5,987,500
Farm Credit Bank, 6.75%, due 12/31/49, 144Ae		23,500	2,462,361
Fifth Third Bancorp, 6.625%, due 12/31/23		90,675	2,416,489
Lloyds Banking Group PLC, 7.500%, due 6/27/24		2,600,000	2,791,750
Lloyds TSB Bank PLC, 6.657%, due 1/29/49 (United Kingdom)		1,500,000	1,646,250
Nationwide Building Society, 6.875%, due 6/20/19 (United Kingdom)		1,700,000	2,917,917
			32,161,027

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2014 (Unaudited)

		Number of Shares	Value
CHEMICALS	0.5%
CHS Inc., 7.10%, due 3/31/24		100,000	$2,730,000
FINANCE	1.2%
Ally Financial Inc., 8.50%, due 12/31/49		125,000	3,457,500
Colony Financial Inc., 8.50%, due 12/31/49		90,308	2,378,713
Credit Suisse Group AG, 7.50%, due 12/11/23		1,369,000	1,495,701
			7,331,914
INSURANCE	0.7%
La Mondiale, 7.625%, due 4/23/49 (France)[b]		3,646,000	4,069,848
INTEGRATED TELECOMMUNICATION SERVICES	3.0%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)[e]		2,500	3,125,781
Embarq Corporation, 7.995%, due 6/1/36		4,000,000	4,382,244
Frontier Communications Corporation, 9.00%, due 8/15/31		5,000,000	5,337,500
Numericable Group SA, 6.00%, due 5/15/22, 144Ae		400,000	415,500
Telecom Italia S.P.A., 5.303%, due 5/30/24, 144A (Italy)[e]		1,800,000	1,806,750
T-Mobile, 6.542%, due 4/28/20		2,575,000	2,790,656
			17,858,431
MARINE SHIPPING	1.0%
Teekay Offshore Partners LP, 7.25%, due 4/30/18 (Marshall Islands)[b]		231,021	5,907,207
REAL ESTATE	0.4%
American Realty Cap Properties Inc., 6.70%, due 1/3/19		90,000	2,155,500
UTILITIES	1.7%
Enel S.P.A., 8.75%, due 9/24/73, 144A, (Italy)[e]		3,200,000	3,752,000
Integrys Energy Group, 6.00%, due 8/1/73		144,119	3,755,741
Nextera Energy Capital, 5.625%, due 6/15/72		95,000	2,302,800
			9,810,541
TOTAL PREFERRED SECURITIES (Identified cost—$78,080,327)			82,024,468

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2014 (Unaudited)

		Value
TOTAL INVESTMENTS (Identified cost—$690,655,517)	137.7%	$805,223,925
LIABILITIES IN EXCESS OF OTHER ASSETS	(37.7)	(220,384,123)
NET ASSETS (Equivalent to $21.78 per share based on 26,855,452 shares of common stock oustanding)	100.0%	$584,839,802

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of this security is held by the Cohen & Steers MLP Investment Fund, a wholly-owned subsidiary.

b  All or a portion of this security has been pledged as collateral in connection with the Fund's line of credit agreement. As of May 31, 2014, the total value of securities pledged as collateral for the line of credit agreement was $483,226,267.

c  Distributions are paid-in-kind.

d  Non-income producing security.

e  Resale is restricted to qualified institutional investors. Aggregate holdings equal 3.6% of the net assets of the Fund, none of which are illiquid.

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

May 31, 2014 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$690,655,517)	$805,223,925
Cash	14,200,876
Foreign currency, at value (Identified cost—$131,321)	131,892
Receivable for:
Investment securities sold	3,471,231
Dividends and interest	1,302,701
Other assets	718,539
Total Assets	825,049,164
LIABILITIES:
Payable for:
Revolving credit agreement	225,000,000
Investment securities purchased	2,139,758
Investment advisory fees	678,059
Administration fees	33,903
Interest expense	30,312
Directors' fees	22,279
Deferred tax liablility	11,165,154
Other liabilities	1,139,897
Total Liabilities	240,209,362
NET ASSETS	$584,839,802
NET ASSETS consist of:
Paid-in capital	$496,003,859
Dividends in excess of net investment income, net of income taxes	(16,966,354)
Accumulated net realized gain, net of income taxes	4,938,150
Net unrealized appreciation, net of income taxes	100,864,147
$584,839,802
NET ASSET VALUE PER SHARE:
($584,839,802 ÷ 26,855,452 shares outstanding)	$21.78
MARKET PRICE PER SHARE	$20.04
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(7.99)%

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 2014 (Unaudited)

Investment Income:
Distributions from master limited partnerships	$13,526,234
Less return of capital on distributions	(13,225,654)
Net distributions from master limited partnerships	300,580
Dividend income (net of $261,987 of foreign withholding tax)	3,865,193
Interest income	1,597,965
Total Investment Income	5,763,738
Expenses:
Investment advisory fees	3,795,775
Interest expense	1,841,241
Administration fees	363,923
Professional fees	179,160
Line of credit fees	65,048
Custodian fees and expenses	34,302
Shareholder reporting expenses	30,146
Directors' fees and expenses	25,479
Registration and filing fees	22,674
Transfer agent fees and expenses	10,374
Miscellaneous	22,831
Total Expenses	6,390,953
Net Investment Loss, before income taxes	(627,215)
Deferred tax benefit	832,649
Net Investment Income, net of income taxes	205,434
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,634,572
Foreign currency transactions	19,341
Net realized gain, before income taxes	4,653,913
Deferred tax benefit	875,346
Net realized gain, net of income taxes	5,529,259
Net change in unrealized appreciation (depreciation) on:
Investments	81,643,730
Foreign currency translations	2,960
Net change in unrealized appreciation (depreciation), before income taxes	81,646,690
Deferred tax expense	(7,563,503)
Net change in unrealized appreciation (depreciation), net of income taxes	74,083,187
Net realized and unrealized gain	79,612,446
Net Increase in Net Assets Resulting from Operations	$79,817,880

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended May 31, 2014	For the period March 26, 2013[a] through November 30, 2013
Change in Net Assets:
From Operations:
Net investment income (loss), net of income taxes	$205,434	$(675,369)
Net realized gain, net of income taxes	5,529,259	779,193
Net change in unrealized appreciation (depreciation), net of income taxes	74,083,187	26,780,960
Net increase in net assets resulting from operations	79,817,880	26,884,784
Dividends and Distributions to Shareholders:
From and in excess of net investment income	(16,918,934)	—
Net investment income	—	(1,035,569)
Net realized gain	—	(1,308,799)
Return of capital	—	(14,624,000)
Total dividends and distributions to shareholders	(16,918,934)	(16,968,368)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(26,271)	511,950,436
Total increase in net assets	62,872,675	521,866,852
Net Assets:
Beginning of period	521,967,127	100,275
End of period[b]	$584,839,802	$521,967,127

a  Commencement of operations.

b  Includes dividends in excess of net investment income, net of income taxes of $16,966,354 and $252,854, respectively.

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Six Months Ended May 31, 2014 (Unaudited)

Decrease in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$79,817,880
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(111,568,129)
Proceeds from sales of long-term investments	113,501,067
Return of capital on distributions	13,295,340
Net amortization of premium	61,396
Net increase in dividends and interest receivable and other assets	(673,229)
Net increase in interest expense payable, accrued expenses and other liabilities	733,858
Net increase in deferred tax liability	5,855,508
Net change in unrealized appreciation of investments	(81,644,272)
Net realized gain on investments	(4,634,572)
Cash provided by operating activities	14,744,847
Cash Flows from Financing Activities:
Decrease in net assets from Fund share transactions	(26,271)
Distributions paid	(16,918,934)
Cash used for financing activities	(16,945,205)
Decrease in cash	(2,200,358)
Cash at beginning of period (including foreign currency)	16,533,126
Cash at end of period (including foreign currency)	$14,332,768

Supplemental Disclosure of Cash Flow Information:

During the six months ended May 31, 2014, interest paid was $1,851,471.

The Fund received $3,105,479 from paid-in-kind stock dividends during the six months ended May 31, 2014. See Note 1 Organization and Significant Accounting Policies.

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Performance:	For the Six Months Ended May 31, 2014	For the period March 26, 2013[a] through November 30, 2013
Net Asset Value, beginning of period	$19.44	$19.10
Income (loss) from investment operations:
Net investment income (loss), net of income taxes[b]	0.01	(0.03)
Net realized and unrealized gain, net of income taxes	2.96	1.04
Total from investment operations	2.97	1.01
Less dividends and distributions to shareholders:
From and in excess of net investment income	(0.63)	—
Net investment income	—	(0.04)
Net realized gain	—	(0.05)
Return of capital	—	(0.54)
Total dividends and distributions to shareholders	(0.63)	(0.63)
Offering costs charged to paid-in capital	—	(0.04)
Net increase in net asset value	2.34	0.34
Net asset value, end of period	$21.78	$19.44
Market value, end of period	$20.04	$17.38
Total net asset value return[c,d]	15.96%	5.34%
Total market value return[c,d]	19.34%	(10.06)%

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

Ratios/Supplemental Data:	For the Six Months Ended May 31, 2014	For the period March 26, 2013[a] through November 30, 2013
Net assets, end of period (in millions)	$584.8	$522.0
Ratio of expenses to average daily net assets[e,f]	3.48%	3.48%
Ratio of expenses to average daily net assets (excluding deferred tax expense)[e]	2.39%	2.42%
Ratio of expenses to average daily net assets (excluding deferred tax expense and interest expense)[e]	1.70%	1.71%
Ratio of net investment loss to average daily net assets[e,f]	(1.33)%	(1.64)%
Ratio of expenses to average daily managed assets[e,f,g]	2.45%	2.54%
Portfolio turnover rate[d]	13%	25%
Revolving Credit Agreement
Asset coverage ratio for revolving credit agreement	360%	332%
Asset coverage per $1,000 for revolving credit agreement	$3,599	$3,320

a  Commencement of operations.

b  Calcuation based on average shares outstanding.

c  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's New York Stock Exchange market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Annualized.

f  For the six months ended May 31, 2014, the Fund accrued $5,855,508 for net deferred income tax expense. For the period March 26, 2013 (commencement of operations) through November 30, 2013, the Fund accrued $5,309,646 for net deferred income tax expense.

g  Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to consolidated financial statements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on December 13, 2012 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end management investment company. The Fund's investment objective is to provide attractive total return, comprised of high current income and price appreciation. The Fund had no operations until February 8, 2013 when it sold 5,250 common shares to Cohen & Steers Capital Management Inc. (the investment advisor). Investment operations commenced on March 26, 2013.

Cohen & Steers MLP Investment Fund (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the state of Maryland, was formed on January 30, 2013 and commenced operations on March 26, 2013. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund's investment objectives and policies as described in the Fund's prospectus. The Fund expects that it will achieve a significant portion of its exposure to Master Limited Partnerships (MLPs) through investment in the Subsidiary. Unlike the Fund, the Subsidiary may invest without limitation in MLPs. As of May 31, 2014, the Fund held an investment of $147,288,670 in the Subsidiary, representing 21.0% of the Fund's total assets (based on U.S. Federal income tax regulations). The Consolidated Schedule of Investments includes positions of the Fund and the Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the Subsidiary. Where the context requires, the "Fund" includes both the Fund and Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment advisor to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of May 31, 2014.

The following is a summary of the inputs used as of May 31, 2014 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Instruments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)[a]
Investments In Securities
Master Limited Partnerships and Related Companies	$723,199,457	$723,199,457	$—	$—
Preferred Securities:
Banks	32,161,027	5,895,439	23,803,227	2,462,361	[b]
Finance	7,331,914	5,836,213	1,495,701	—
Insurance	4,069,848	—	4,069,848	—
Integrated Telecommunication Services	17,858,431	—	17,858,431	—
Utilities	9,810,541	6,058,541	3,752,000	—
Other	10,792,707	10,792,707	—	—
Total Investments In Securities[c]	$805,223,925	$751,782,357	$50,979,207	$2,462,361

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

a  Certain of the Fund's investments are categorized as Level 3 and were valued utilizing third party pricing information without adjustment. Such valuations are based on significant unobservable inputs. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

b  Valued by a pricing service which utilized independent broker quotes.

c  Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Master Limited Partnerships and Related Companies— Diversified Midstream	Preferred Securities— Banks
Balance as of November 30, 2013	$2,520,800	$2,520,800	$—
Change in unrealized appreciation (depreciation)	679,200	679,200	—
Transfers into Level 3[a]	2,462,361	—	2,462,361
Transfers out of Level 3[b]	(3,200,000)	(3,200,000)	—
Balance as of May 31, 2014	$2,462,361	$—	$2,462,361

The change in unrealized appreciation (depreciation) attributable to securities owned on May 31, 2014, which were valued using significant unobservable inputs (Level 3) amounted to $152,750.

a  As of November 30, 2013, the Fund used significant observable inputs in determining the value of certain investments. As of May 31, 2014, the Fund used significant unobservable inputs in determining the value of the same investments.

b  As of November 30, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of May 31, 2014, the Fund used significant observable inputs in determining the value of the same investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

disclosed by the MLPs and actual amounts may differ from the estimated amounts. The Fund has estimated approximately 97.8 percent of distributions from MLPs as return of capital.

The Fund receives paid-in-kind stock dividends in the form of additional units from its investment in Enbridge Energy Management, LLC and Kinder Morgan Management, LLC. The additional units are not reflected in investment income during the period received but are recorded as an adjustment to the cost of the security. For the six months ended May 31, 2014, the Fund received the following paid-in-kind stock dividends:

Enbridge Energy Management, LLC	$1,431,523
Kinder Morgan Management, LLC	1,673,956
Total paid-in-kind stock dividends	$3,105,479

Master Limited Partnerships: Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the Code), and whose interest or "units" are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund's investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes and unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended May 31, 2014, the investment advisor considers it likely that a substantial portion of the distributions will be reclassified to return of capital upon the final determination of the Fund's taxable income after November 30, 2014, the Fund's fiscal year end.

The distributions made by the Fund during the six months ended May 31, 2014, are provisionally classified as being "From and in excess of net investment income". Those distributions will be classified as being from net investment income, net realized gain and/or a tax return of capital after November 30, 2014, the Fund's fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's federal tax positions as well as its tax positions in non-U.S. jurisdictions where it trades and has concluded that as of May 31, 2014, no additional provisions for income tax are required in the Fund's consolidated financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Subsidiary, which is treated as a C-corporation for U.S. Federal income tax purposes, is obligated to pay federal and state income tax on its taxable income. The Subsidiary invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Subsidiary reports its allocable share of the MLPs taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Subsidiary has a deferred tax asset; consideration is given as to whether or not a valuation allowance is required. A valuation allowance will be established if it is more likely than not that some portion or the entire deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Subsidiary's MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Subsidiary may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Subsidiary modifies its estimates or assumptions regarding the deferred tax asset or liability.

For the current open tax year and for all major jurisdictions, management of the Subsidiary has analyzed and concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. Furthermore, management of the Subsidiary is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Subsidiary's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and by state departments of revenue.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily managed assets of the Fund. Managed

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

assets are equal to the net assets of the common shares plus the amount of any borrowings, used for leverage, outstanding.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily managed assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the Fund's average daily managed assets. For the six months ended May 31, 2014, the Fund paid $189,789 in fees under this administration agreement. Additionally, the Fund pays U.S. Bancorp Fund Services, LLC as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor which was reimbursed by the Fund in the amount of $4,375 for the six months ended May 31, 2014.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended May 31, 2014, totaled $101,086,575 and $101,396,972, respectively.

Note 4. Income Tax Information

As of May 31, 2014, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$690,655,517
Gross unrealized appreciation	$130,963,092
Gross unrealized depreciation	(16,394,684)
Net unrealized appreciation (depreciation)	$114,568,408

The Subsidiary primarily invests its assets in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Subsidiary reports its allocable share of the MLP's taxable income in computing its own taxable income. The Subsidiary's tax expense or

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

benefit is included in the Consolidated Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Subsidiary's deferred tax assets and liabilities as of May 31, 2014, are as follows:

Deferred tax assets:
Net operating loss	$9,046,694
Capital loss carryforward	613,196
Deferred tax liabilities:
Unrealized gain on investment securities	20,825,044
Total net deferred tax liability	$11,165,154

Although the Subsidiary currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Based on the Subsidiary's assessment, it has determined that it is more likely than not that its deferred tax assets will be realized as future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Subsidiary's deferred tax asset. Significant declines in the fair value of its portfolio of investments may change the Subsidiary's assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund's net asset value and results of operations in the period it is recorded.

Total income tax expense (current and deferred) has been computed by applying the federal statutory income tax rate of 35% plus a blended state income tax rate of 2.3% to the Subsidiary's net investment income and realized and unrealized gains (losses) on investments before taxes for the six months ended May 31, 2014, as follows:

	Deferred	Total
Application of statutory income tax expense	$5,346,810	$5,346,810
State income taxes, net of federal expense	508,698	508,698
Total income tax expense	$5,855,508	$5,855,508

As of May 31, 2014, the Subsidiary had a net operating loss of $24,251,845 which may be used to offset the Subsidiary's future taxable income of which $1,343,284 expires November 30, 2033 and $22,908,561 expires May 31, 2034. In addition, the Subsidiary had a net capital loss carryforward of $1,643,842 which may be used to offset the Subsidiary's future capital gains prior to its expiration on May 31, 2019.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

On March 26, 2013, the Fund completed the initial public offering of 24,000,000 shares of common stock. Proceeds paid to the Fund amounted to $457,440,000 after the deduction of underwriting commissions and offering costs of $22,560,000.

On May 9, 2013, the Fund completed a subsequent offering in connection with the underwriter's over-allotment option, of 2,915,565 shares of common stock. Proceeds paid to the Fund amounted to $55,570,669 after the deduction of underwriting commissions and offering costs of $2,740,631.

Offering costs of $1,076,623 (representing approximately $0.04 per share) were offset against the proceeds of the offering and over-allotment option and have been charged to paid-in capital in excess of par. The investment advisor has paid all organizational costs of approximately $230,000.

On December 10, 2013, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) as of January 1, 2014 through December 31, 2014. During the six months ended May 31, 2014, the Fund repurchased 1,501 Treasury shares of its common stock at a price of $17.50 per share (including brokerage commissions) at a discount of 6.9%. This repurchase, which had a total cost of $26,271, resulted in an increase of less than $0.005 to the Fund's net asset value per share. During the period March 26, 2013 (commencement of operations) through November 30, 2013, the Fund repurchased 90,049 Treasury shares of its common stock at an average price of $17.29 per share (including brokerage commissions) at a weighted average discount of 9.7%. These repurchases, which had a total cost of $1,556,744, resulted in an increase of $0.002 to the Fund's net asset value per share.

For the six months ended May 31, 2014, the Fund did not issue any shares of common stock for the reinvestment of dividends. During the period March 26, 2013 (commencement of operations) through November 30, 2013, the Fund issued 26,187 shares of common stock for the reinvestment of dividends and distributions in an amount of $496,511.

Note 6. Borrowings

The Fund and the Subsidiary are each a party to the credit agreement as defined herein and may borrow under its terms. Therefore, for purposes of this note, the Fund and the Subsidiary are collectively referred to as the "Fund". On April 26, 2013, the Fund entered into a $196,000,000 revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund paid a monthly financing charge based on a LIBOR-based variable rate. Effective May 17, 2013, the Fund entered into an amended and restated credit agreement in which the credit line was increased to $225,000,000 and the Fund began paying a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The Fund also pays a fee of 0.55% per annum

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

on any unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 360 days' notice; however, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times.

As of May 31, 2014, the Fund had outstanding borrowings of $225,000,000. The Fund borrowed an average daily balance of approximately $225,000,000 at a weighted average borrowing cost of 1.62%.

Note 7. Concentration of Risk

Under normal circumstances, the Fund may invest up to 25% of its managed assets directly in equity or debt securities of MLPs. The Fund may also invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its managed assets in the Subsidiary, which in turn may invest up to 100% of its assets in equity or debt securities of MLPs, as well as in other securities and investment instruments. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, tax risk, commodity pricing risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP's operations.

Note 8. Proposed Tax Regulations

On August 2, 2013, the Internal Revenue Service (IRS) issued proposed regulations which, if adopted in their current form, would require the Fund to limit its overall investment in MLPs to no more than 25% of the Fund's total assets. The proposed regulations would not limit the Fund's investments in affiliates of MLPs or other Energy Investments structured as corporations rather than as MLPs. The proposal has no immediate impact on the current operations of the Fund. It has not been determined whether, when or in what form these proposed regulations will be adopted, or, if adopted, the impact such regulations may have on the Fund. If ultimately adopted as proposed, the regulations will apply to taxable quarters beginning at least 90 days after publication of the new rules.

The IRS had requested comments on the proposed regulations by October 31, 2013, and received a number of comments. The IRS adoption of the proposed regulations remains uncertain at this time.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Fund's investment advisor believes that, in the event the proposed regulations are adopted in their proposed form, the Fund will be able to otherwise continue to pursue its investment objective and strategies by either (i) maintaining its status as a regulated investment company by reducing its investments in MLPs and eliminating the Subsidiary or (ii) converting to a C-Corporation for tax purposes which would allow the Fund to invest up to 100% of its assets in MLPs, but which may have a negative impact on the Fund's net asset value on the date of conversion as a result of recognition of deferred tax expense on Fund assets not held in the Subsidiary. Any change from the Fund's current structure may negatively affect the price at which the Fund's shares trade, and the Fund's investment returns and distribution yield.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

On December 10, 2013, the Board of Directors of the Fund approved changing the calculation and publication of the Fund's net asset value (NAV) to daily from weekly. The Board of Directors and the investment advisor believe publishing a daily NAV will provide more current performance and valuation information to the market. The Fund began publishing daily NAV's on January 2, 2014.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after May 31, 2014 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 24, 2014. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Michael Clark	22,562,770.566	572,712.226
Bonnie Cohen	22,663,802.321	471,680.471
Martin Cohen	22,575,374.437	560,108.355
George Grossman	22,546,587.009	588,895.783
Richard E. Kroon	22,531,016.313	604,466.479
Richard J. Norman	22,470,097.566	665,385.226
Frank K. Ross	22,534,715.495	600,767.297
Robert H. Steers	22,589,815.715	545,667.077
C. Edward Ward Jr.	22,531,737.196	603,745.596

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended May 31, 2014) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (3/26/13)	One Year	Since Inception (3/26/13)
22.93%	18.48%	6.96%	6.19%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Changes to Investment Policy

On December 10, 2013, the Fund's Board of Directors approved increasing the Fund's limitation in foreign securities investments to 50% from 20% of managed assets. This limit applies in aggregate to MLPs and Energy Investments and non-MLPs and other securities held by the Fund.

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the Investment Advisory Agreement) and subadvisory agreements (the Subadvisory Agreements, and together with the Investment Advisory Agreement, the Advisory Agreements), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreements for its initial term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 11, 2014 and at meetings held in person on March 18, 2014 and June 17, 2014, the Advisory Agreements were discussed and were unanimously continued for a term ending June 30, 2015 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

In considering whether to continue the Advisory Agreements, the Board of Directors reviewed materials provided by the Fund's investment advisor (the Investment Advisor) and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and, for the Investment Advisor, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor and the Subadvisors to other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Advisor's and Subadvisors' personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's and Subadvisors' ability to attract qualified and experienced personnel. The Board

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor and Subadvisors are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor and Subadvisors: The Board of Directors noted that the fund has been in existence since March 26, 2013 and considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark. The Board of Directors noted that the Fund represented the Peer Funds' median for the one-year period ended March 31, 2014, ranking in the third quintile. The Board of Directors also noted that the Fund outperformed the benchmark for the one-year period ended March 31, 2014. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund's performance during the period, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor's performance in managing other funds and products investing in master limited partnerships. The Board of Directors determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the actual and contractual management fees at managed asset levels were higher than the Peer Funds median, each ranking in the fourth quintile. The Board of Directors considered that the actual investment advisory fee at common asset levels was higher than the Peer Funds median, ranking in the fourth quintile. The total expense ratios at managed and common asset levels were higher than the medians of the Peer Funds, ranking the Fund in the fourth quintile for each. The Board considered the unique structure of the Fund. The Board also considered the impact of leverage levels on the Fund's fees and expenses at managed and common asset levels. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Advisor. The Board of Directors concluded that the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. Since the Subadvisors are paid by the Investment Advisor and not by the Fund and are affiliates of the Investment Advisor, and the Board of Directors considered the profitability of the Investment Advisor as a whole, the Board of Directors did not consider the Subadvisors' separate profitability to be relevant to their considerations. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were not significant economies of scale that were not being shared with shareholders.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreements to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Advisory Agreements to those under the Investment Advisor's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreements.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND
(FORMERLY KNOWN AS "COHEN & STEERS
REALTY INCOME FUND")

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Co-Chairman

Martin Cohen
Director and Co-Chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Joseph M. Harvey
Vice President

Robert S. Becker
Vice President

Benjamin Morton
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: MIE

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represents past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

MLP INCOME AND ENERGY OPPORTUNITY FUND

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery NOW AVAILABLE

Stop traditional mail delivery; receive your shareholder reports and prospectus online.

Sign up at cohenandsteers.com

MIESAR

Semiannual Report May 31, 2014

Cohen & Steers MLP Income and Energy Opportunity Fund

Item 2. Code of Ethics.

Not Applicable.

Item 3. Audit Committee Financial Expert.

Not Applicable.

Item 4. Principal Accountant Fees and Services.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total number of shares purchased	(b) Average price paid per share	(c) Total number of shares purchased as part of publicly announced plans or programs	(d) Maximum number (or approximate dollar value) of shares (or units) that may yet be purchased under the plans or programs
12/01/13 to 12/31/13	1,501	$17.50	1,501	N/A
1/1/14 to 1/31/14	N/A	N/A	N/A	N/A
2/1/14 to 2/28/14	N/A	N/A	N/A	N/A
3/1/14 to 3/31/14	N/A	N/A	N/A	N/A
4/1/14 to 4/30/14	N/A	N/A	N/A	N/A
5/01/14 to 5/31/14	N/A	N/A	N/A	N/A
Total	1,501	$17.50	1,501	N/A

Note: On December 10, 2013, the Board of Directors of the Fund approved continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (“Share Repurchase Program”) as of January 1, 2014 through December 31, 2014.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer

Date: August 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: August 6, 2014